SCHEDULE OF FUTURE MINIMUM LEASE PAYMENTS UNDER OPERATING LEASES (Details) - USD ($) $ in Thousands	Mar. 31, 2024		Dec. 31, 2023		Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
December 31, 2024	$ 2,460	[1]	$ 2,460	[2]
December 31, 2025	4,267		1,435
December 31, 2026	3,810		1,435
December 31, 2027	3,004		893
December 31, 2028	3,094		3,094
Thereafter	19,070		19,070
Total lease payments	35,705		3,763
Less imputed interest	11,260		241
Total operating lease liabilities	$ 24,445		$ 3,522		$ 4,729

[1]	Represents scheduled payments for the remaining nine-month period ending December 31, 2024.
[2]	Number of options and weighted average exercise price prior to the merger has been adjusted to reflect the exchange of Legacy Dragonfly’s stock options for New Dragonfly stock options at an exchange ratio of approximately 1.182 as a result of the merger. See Note 3 for further information.